Exhibit 10.28
ELEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Eleventh Amendment”) is dated this 1st day of November, 2022 by and among DAKOTA DRY BEAN INC., a North Dakota corporation (together with its successors and assigns, the “Borrower”), and FIRST NATIONAL BANK OF OMAHA, a national banking association (together with its successors and assigns, the “Lender”). Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the Credit Agreement (defined below).
RECITALS
WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated April 11, 2019, First Amendment to Credit Agreement dated April 1, 2020, Second Amendment to Credit Agreement dated June 1, 2020, Third Amendment to Credit Agreement dated October 23, 2020, Fourth Amendment to Credit Agreement dated March 23, 2021, Fifth Amendment to Credit Agreement dated April 29, 2021, Sixth Amendment to Credit Agreement dated May 30, 2021, Seventh Amendment to Credit Agreement dated July 1, 2021, Eighth Amendment to Credit Agreement dated September 1, 2021, Ninth Amendment to Credit Agreement dated September 29, 2021 and Tenth Amendment to Credit Agreement dated November 1, 2021 (as the same may from time to time be amended, restated, modified or otherwise supplemented, collectively the “Credit Agreement”), pursuant to which Lender has agreed to make loans to Borrower; and
WHEREAS, Borrower and Lender desire to amend and modify certain terms and conditions of the Credit Agreement.
NOW, THEREFORE, for and in consideration of the Recitals set forth above, which are incorporated into this Eleventh Amendment by this reference, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Borrowing Base Factors” in its entirety and substituting the following definition in its place:
““Borrowing Base Factors” means the sum of:
(a)    90% of the Value of Eligible Insured Accounts Receivable; plus
(b)    80% of the Value of Eligible Accounts Receivable; plus
(c)    75% of the Value of Eligible Grain Inventory; plus
(d)    65% of the Value of Eligible Non-Grain Inventory; minus
(e)    100% of accounts payable owed by Borrower to suppliers of Eligible Grain Inventory; minus
(f)    100% of outstanding checks and other outstanding forms of payment by Borrower; minus
(g)    100% of accrued and unpaid interest on Debt owed to Lender.

As of any date, the Borrowing Base Factors shall be determined on the basis of the information contained in the most recent Borrowing Base Report delivered to Lender pursuant to Section 5.1(d) hereof.”
2.    Section 2.1 of the Credit Agreement is hereby amended by deleting paragraph (d) in its entirety and substituting the following paragraph (d) in its place:
“(d)    The term of the Revolving Credit Facility shall expire on November 1, 2023. All Revolving Credit Loans under the Revolving Credit Facility shall be repaid on or before the earliest of (i) November 1, 2023, (ii) termination of the Revolving Credit Facility and (iii) termination of this Agreement (the earliest of such dates, the “Revolving Credit Maturity Date”). After the Revolving Credit Maturity Date, no further Advances under the Revolving Credit Facility shall be available from Lender. The term of the Term Loan Facility (Facility - A) shall expire on April 1, 2024. The Term Loan (Facility - A) under the Term Loan Facility (Facility - A) shall be repaid on or before the earliest of (i) April 1, 2024, (ii) termination of the Term Loan Facility (Facility - A) and (iii) termination of this Agreement (the earliest of such dates, the “Term Loan Maturity Date (Facility - A)”). After the Term Loan Maturity Date (Facility - A), no Advance under the Term Loan Facility (Facility - A) shall be available from Lender. The term of the Term Loan Facility (Facility - B) shall expire on April 1, 2024. The Term Loan (Facility - B) under the Term Loan Facility (Facility - B) shall be repaid on or before the earliest of (i) April 1, 2024, (ii) termination of the Term Loan Facility (Facility - B) and (iii) termination of this Agreement (the earliest of such dates, the “Term Loan Maturity Date (Facility - B)”). After the Term Loan Maturity Date (Facility - B), no Advance under the Term Loan Facility (Facility - B) shall be available from Lender. The term of the Term Loan Facility (Facility - Equipment) shall expire on the January 1, April 1, July 1 or October 1 which first precedes the date that is five (5) years after the Second Closing Date. The Term Loan (Facility - Equipment) under the Term Loan Facility (Facility - Equipment) shall be repaid on or before the earliest of (i) the January 1, April 1, July 1 or October 1 which first precedes the date that is five (5) years after the Second Closing Date, (ii) termination of the Term Loan Facility (Facility - Equipment) and (iii) termination of this Agreement (the earliest of such dates, the “Term Loan Maturity Date (Facility - Equipment)”). After the Term Loan Maturity Date (Facility - Equipment), no Advance under the Term Loan Facility (Facility - Equipment) shall be available from Lender.”
3.    The form of the Borrowing Base Report attached to the Credit Agreement as Exhibit F is hereby amended by deleting such form in its entirety and substituting the form attached hereto as Exhibit A in its place.
4.    In connection with the execution of this Eleventh Amendment, and as a condition precedent hereto, Borrower shall execute and / or deliver to Lender the following on the date hereof:
(a)    A Sixth Amendment to Revolving Credit Note dated of even date herewith between Borrower and Lender (the “Sixth Revolving Credit Note Amendment”), amending that certain Revolving Credit Note dated April 11, 2019 from Borrower to the order of Lender, First Amendment to Revolving Credit Note dated April 1, 2020, Second Amendment to Revolving Credit Note dated June 1, 2020, Third Amendment to Revolving Credit Note dated July 1, 2021, Fourth Amendment to Revolving Credit Note dated September 1, 2021 and Fifth Amendment to Revolving Credit Note dated November 1, 2021 (as the same may from time to time be amended, restated, modified, supplemented, replaced or refinanced, collectively the “Original Revolving Credit Note”). The Sixth Revolving Credit Note Amendment is incorporated herein by reference, made a part hereof and shall be substantially in the form of Exhibit B attached hereto. References to “Revolving Credit Note” in the Credit Agreement are hereby amended so that such term includes the Original Revolving Credit Note, the Sixth Revolving Credit Note Amendment and any amendments, restatements, modifications, supplements, replacements or refinancings of the same.

(b)    Such resolutions, certificates, written opinions of Borrower’s independent counsel and other instruments, documents, agreements, information and reports as may be requested by Lender, in form and substance satisfactory to Lender.
5.    Borrower hereby represents and warrants that no Event of Default or Unmatured Event of Default has occurred and continues to exist under the Credit Agreement and the other Loan Documents and that all representations and warranties in the Credit Agreement and the other Loan Documents are reaffirmed to be true and correct as of the date hereof, which representations and warranties shall survive execution of this Eleventh Amendment.
6.    Borrower has previously delivered to Lender all of the relevant organizational and governing documents and agreements of Borrower and all such documents and agreements remain in full force and effect and have not been amended or modified since they were delivered to Lender.
7.    Borrower shall be responsible for paying all Expenses incurred by Lender in connection with this Eleventh Amendment pursuant to Section 8.5 of the Credit Agreement.
8.    Except as specifically amended herein, the Credit Agreement shall remain in full force and effect as originally executed. Except for any specific waiver set forth in this Eleventh Amendment, nothing herein shall be deemed to be a consent to a waiver or amendment of any covenant or agreement contained in the Credit Agreement or the other Loan Documents and all such other covenants and agreements contained in the Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect in accordance with their respective terms.
9.    This Eleventh Amendment shall be binding on the successors and assigns of the parties hereto.
10.    This Eleventh Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Eleventh Amendment as of the day and year first set forth above.

BORROWER:

DAKOTA DRY BEAN INC.

By: /s/ Matthew Crisp
Name: Matthew Crisp
Title: Chief Executive Officer

LENDER:

FIRST NATIONAL BANK OF OMAHA

By: /s/ Kenneth Feaster
Name: Kenneth Feaster
Title: Vice President
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